Statements of Changes in Net Assets Available for Benefits - EBP 008 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 333,308,193	$ 260,946,295
Dividends	12,674,689	13,447,688
Total investment income	345,982,882	274,393,983
Interest on notes receivable from participants	2,962,283	2,623,508
Contributions:
Employer	75,657,909	71,347,072
Participants	103,798,452	99,630,223
Total contributions	179,456,361	170,977,295
Total changes	528,401,526	447,994,786
Deductions:
Benefits paid to participants	270,624,394	276,295,961
Administrative fees	901,326	923,473
Total deductions	271,525,720	277,219,434
Net increase in net assets available for benefits	256,875,806	170,775,352
Total transfers in	35,358,127	0
Net increase in net assets available for benefits after transfers	292,233,933	170,775,352
Net assets available for benefits:
Beginning of year	2,155,558,367	1,984,783,015
End of year	$ 2,447,792,300	$ 2,155,558,367